                                                                   EXHIBIT 99.18

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

  Cruise America Travel, Incorporated (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

 Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
-----------------------
 Nicholas J. Davison
 Senior Vice President


/s/ Randall L. Talcott
----------------------
 Randall L. Talcott
 Vice President - Finance

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

 Attachment 1               Summary of Bank and Investment Accounts

 Attachment 2               Schedule of Receipts and Disbursements

 Attachment 3               Bank and Investment Account Statements

 Attachment 4               Income Statement

 Attachment S               Balance Sheet

 Attachment 6               Summary of Due To/Due From Intercompany Accounts

 Attachment 7               Accounts Receivable Aging

 Attachment 8               Accounts Payable Detail

 Attachment 9               Notes to December Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                       Cruise America Travel, Incorporated
Summary                       Case No: 01-10966 (EIK)                  Unaudited
Cruise America Travel, Inc. For Month Of December, 2001


                                                Balances                 Receipts &         Bank
                                         Opening       Closing           Disbursements      Statements         Account
 Account                            As Of 12/01/01  As Of 12/31/01       Included           Included           Reconciled
 -------                            -----------------------------         --------           --------           ----------

 No Bank Or Investment                      NA                NA             NA                NA                 NA
 Accounts

                            Receipts & Disbursements                Attachment 2
                       Cruise America Travel, Incorporated
Summary                     Case No: 01-10966 (EIK)
Cruise America            For Month Of December, 2001
Travel, Inc.
Attach 2&3


         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements     Attachment 3
                       Cruise America Travel, Incorporated
 Summary                      Case No: 01-10966 (EIK)
 Cruise America             For Month Of December, 2001
 Travel, Inc.
 Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts

                                                                  Attachment 4-1

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC -01
 currency USD
 Company=29 (CAT - DQSC)

                                                                PTD-Actual
                                                                DEC-O1
                                                                --------------
Revenue
  Gross Revenue                                                     212,279.22
  Allowances                                                              0.00
                                                                --------------
  Net Revenue                                                       212,279.22

Operating Expenses
  Air                                                               160,937.07
  Hotel                                                              15,886.41
  Commissions                                                       (1,691.16)
  Onboard Expenses                                                        0.00
  Passenger Expenses                                                      6.00
  Vessel Expenses                                                         0.00
  Layup/Drydock Expense                                                   0.00
  Vessel Insurance                                                        0.00
                                                                --------------
  Total Operating Expenses                                          175,132.32
                                                                --------------
  Gross Profit                                                       37,146.90
SG&A Expenses
  Sales & Marketing                                                       0.00
  Pre-Opening Costs                                                       0.00
                                                                --------------
  Total SG&A Expenses                                                     0.00
                                                                --------------
  EBITDA                                                             37,146.90
  Depreciation                                                            0.00
                                                                --------------
  Operating Income                                                   37,146.90
  Other Expense/(Income)
  Interest Income                                                         0.00
  Interest Expense                                                        0.00
  Equity in Earnings for Sub                                              0.00
                                                                --------------
  Total Other Expense/(Income)                                            0.00
                                                                --------------
  Net Pretax Income/(Loss)                                           37,146.90
                                                                --------------
  Income Tax Expense                                                      0.00
                                                                --------------
  Net Income/(Loss)                                                  37,146.90
                                                                --------------

                                                                  Attachment 4-2

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC -01
 currency USD
 Company=29 (CAT - DQSC)

                                                                PTD-Actual
                                                                DEC-O1
                                                                --------------
Revenue
  Gross Revenue                                                           0.00
  Allowances                                                              0.00
                                                                --------------
  Net Revenue                                                             0.00

Operating Expenses
  Air                                                                     0.00
  Hotel                                                                   0.00
  Commissions                                                             0.00
  Onboard Expenses                                                        0.00
  Passenger Expenses                                                      0.00
  Vessel Expenses                                                         0.00
  Layup/Drydock Expense                                                   0.00
  Vessel Insurance                                                        0.00
                                                                --------------
  Total Operating Expenses                                                0.00
                                                                --------------
  Gross Profit                                                            0.00
SG&A Expenses
  Sales & Marketing                                                       0.00
  Pre-Opening Costs                                                       0.00
                                                                --------------
  Total SG&A Expenses                                                     0.00
                                                                --------------
  EBITDA                                                                  0.00
  Depreciation                                                            0.00
                                                                --------------
  Operating Income                                                        0.00
  Other Expense/(Income)
  Interest Income                                                         0.00
  Interest Expense                                                        0.00
  Equity in Earnings for Sub                                              0.00
                                                                --------------
  Total Other Expense/(Income)                                            0.00
                                                                --------------
  Net Pretax Income/(Loss)                                                0.00
                                                                --------------
  Income Tax Expense                                                      0.00
                                                                --------------
  Net Income/(Loss)                                                       0.00
                                                                --------------

 currency USD                                                     Attachment 5-1
 Company=29 (CAT - DQSC)
                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

                                                            YTD-Actual                 YTD-Actual
                                                            DEC-O1                     OCT-01
                                                            ------------               -------------
ASSETS
 Cash and Equivalent                                                0.00                        0.00
 Restricted Cash                                                    0.00                        0.00
 Marketable Securities                                              0.00                        0.00
 Accounts Receivable                                            5,165.58                   19,582.06
 Inventories                                                        0.00                        0.00
 Prepaid Expenses                                             276,878.52                  565,863.67
 Other Current Assets                                               0.00                        0.00
                                                            ------------               -------------
         Total Current Assets                                 282,044.10                  585,445.73
 Fixed Assets                                                       0.00                        0.00
 Accumulated Depreciation                                           0.00                        0.00
                                                            ------------               -------------
         Net Fixed Assets                                           0.00                        0.00
 Net Goodwill                                                       0.00                        0.00
 Intercompany Due To/From                                   4,721,828.13                4,474,118.72
 Net Deferred Financing Fees                                        0.00                        0.00
 Net Investment in Subsidiaries                                     0.00                        0.00
 Other Non Current Assets                                           0.00                        0.00
                                                            ------------               -------------
          Total Other Assets                                4,721,828.13                4,474,178.72
                                                            ------------               -------------
          Total Assets                                      5,003,872.23                5,059,564.45
                                                            ------------               -------------

 currency USD                                                     Attachment 5-2
 Company=29 (CAT - DQSC)
                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

                                                            YTD-Actual                 YTD-Actual
                                                            DEC-O1                     OCT-01
                                                            ------------               -------------
LIABILITIES

 Accounts Payable                                                   0.00                        0.00
 Accrued Liabilities                                          (29,719.35)                       0.00
 Deposits                                                           0.00                        0.00
                                                            ------------               -------------
        Total Current Liabilities                              29,719.35)                       0.00
 Long Term Debt                                                     0.00                        0.00
 Other Long Term Liabilities                                1,591,053.16                1,591,053.16
                                                            ------------               -------------
        Total Liabilities                                   1,561,333.81                1,591,053.16

OTHER
 Liabilities Subject to Compromise                              5,731.15                    5,731.15
                                                            ------------               -------------
        Total other                                             5,731.15                    5,731.15

OWNER'S EQUITY
 Common Stock                                                       0.00                        0.00
 Add'1 Paid In Capital                                         50,000.00                   50,000.00
 Current Net Income (Loss)                                    565,553.73                  591,526.60
 Retained Earnings                                          2,821,253.54                2,821,253.54
                                                            ------------               -------------
        Total Owner's Equity                                3,436,807.27                3,462,780.14
                                                            ------------               -------------
        Total. Liabilities & Other                          5,003,872.23                5,059,564.45
                                                            ------------               -------------

 currency USD                                                     Attachment 5-3
 Company=39 (CAT - DQCV)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

                                                            YTD-Actual                 YTD-Actual
                                                            DEC-O1                     OCT-01
                                                            ------------               -------------
 Cash and Equivalent                                                0.00                        0.00
 Restricted Cash                                                    0.00                        0.00
  Marketable Securities                                             0.00                        0.00
  Accounts Receivable                                               0.00                   48,729.89
  Inventories                                                       0.00                        0.00
  Prepaid Expenses                                              4,813.06                   31,004.21
  Other Current Assets                                              0.00                        0.00
                                                            ------------               -------------
         Total Current Assets                                   4,813.06                   79,734.10
  Fixed Assets                                                      0.00                        0.00
  Accumulated Depreciation                                          0.00                        0.00
                                                            ------------               -------------
         Net Fixed Assets                                           0.00                        0.00
  Net Goodwill                                                      0.00                        0.00
  Intercompany Due To/From                                    149,420.17                   73,567.93
  Net Deferred Financing Fees                                       0.00                        0.00
  Net Investment in Subsidiaries                                    0.00                        0.00
 Other Non Current Assets                                           0.00                        0.00
                                                            ------------               -------------
          Total Other Assets                                  149,420.17                   73,567.93
                                                            ------------               -------------
          Total Assets                                        154,233.23                  153,302.03

 currency USD                                                     Attachment 5-4
 Company=39 (CAT - DQCV)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

                                                            YTD-Actual                 YTD-Actual
                                                            DEC-O1                     OCT-01
                                                            ------------               -------------
LIABILITIES
                                                                    0.00                        0.00
 Accounts Payable                                                   0.00                        0.00
 Accrued Liabilities                                                0.00                        0.00
 Deposits                                                           0.00                        0.00
                                                            ------------               -------------
        Total Current Liabilities                                   0.00                        0.00
 Long Term Debt                                                     0.00                        0.00
 Other Long Term Liabilities                                        0.00                        0.00
                                                            ------------               -------------
        Total Liabilities                                           0.00                        0.00

OTHER
 Liabilities Subject to Compromise                                  0.00                        0.00

        Total other                                                 0.00                        0.00

OWNER'S EQUITY
 Common Stock                                                       0.00                        0.00
 Add'1 Paid In Capital                                              0.00                        0.00
 Current Net Income (Loss)                                    154,233.23                  153,302.03
 Retained Earnings                                                  0.00                        0.00
                                                            ------------               -------------
        Total Owner's Equity                                  154,233.23                  153,302.03
                                                            ------------               -------------
        Total. Liabilities & Other                            154,233.23                  153,302.03
                                                            ------------               -------------


                                                                   Attachment 6


                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001


                                                                BEGINNING                                                ENDING
AFFILIATE NAME                                 CASE NUMBER      BALANCE               DEBITS             CREDITS         BALANCE
--------------                                 -----------      -------               ------             -------         -------
 American Classic Voyages Co.                      01-10954           368,686.79      72,290.94         52,208.68       388,769.05
 AMCV Cruise Operations, Inc.                      01-10967        (3,704,815.69)      1,844.32         32,738.58    (3,735,709.95)
 The Delta Queen Steamboat Co.                     01-10970          (188,791.88)        191.12         80,582.45      (269,183.21)
 Great AQ Steamboat, L..L.C.                       01-10960         3,165,198.27            -                -        3,165,198.27
 Great Pacific NW Cruise Line, L.L.C.              01-10977           674,733.24            -                -          674,733.24
 Great River Cruise Line, L.L.C.                   01-10963         1,172,781.29     602,342.99        381,507.84     1,393,616.44
 Great Ocean Cruise Line, L.L.C.                   01-10959         2,952,311.23            -                -        2,952,311.23
 Cape Cod Light, L.L.C.                            01-10962             2,706.08            -                -            2,706.08
 Cape May Light, L.L.C.                            01-10961            11,238.11            -                -           11,238.11
 Cruise America Travel,
  Incorporated (Footnote # )                       01-10966            79,852.06            -                -           79,852.06
 Oceanic Ship Co.                                       N/A             6,631.08            -                -            6,631.08
 Cat II, Inc. (Footnote # )                        01-10968             9,982.09            -                -            9,982.09
 Ocean Development Co.                             01-10972            15,996.19            -                -           15,996.19
 American Hawaiian Properties Corporation          01-10976             1,126.92            -                -            1,126.92
 Great Independence Ship Co.                       01-10969            16,321.27            -                -           16,321.27
 Cat II, Inc.                                      01-10968             8,239.26            -                -            8,239 26
                                                                    ---------------------------------------------------------------
                                                                    4,592,196.31     676 669 37        547,037 55     4 721 828 13
                                                                    ===============================================================
 American Classic Voyages Co.                      01-10954          (506,726.39)     11,461.60              -         (495,264.79)
 AMCV Cruise Operations, Inc.                      01-10967          (316,271.70)           -             5,730.80     (322,002.50)
 The Delta Queen Steamboat Co.                     01-10970              (340.16)           -                -             (340.16)
 Cruise America Travel, Incorporated               01-10966           (79,852.06)           -                -          (79,852.06)
 Cape May Light, L.L.C.                            01-10961         1,041,967.50            -                -        1,041,967.50
 Cat II, Inc. (Footnote # )                        01-10968             2,304.18            -                -            2,304.18
 Cat II, Inc.                                      01-10968             2,608.00            -                -            2,608.00
                                                                    ---------------------------------------------------------------
                                                                      143,689.37      11,461 60          5,730.80       149 420 17
                                                                    ===============================================================

                           Cruise America Travel, Inc.
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                           Cruise America Travel, Inc.
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


The accounts of the Debtor contain the accounts of two discrete accounting companies maintained on the Debtor's computer system. Therefore, the Debtor's balance sheet consists of the accounts contained on both Attachments 5-1 and 5-2, and the Debtor's income statement consists of the accounts contained on both Attachments 4-1 and 4-2.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Amount represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.